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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-47917 and 33-39471, 333-67810, 333-60470, and
333-60466) and in the Registration Statements on Form S-3 (Nos. 333-53336, 333-44932, 333-34018, 333-89885) of Patterson-UTI Energy, Inc. and subsidiaries of our report dated January 28, 2002 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.

                                       /s/ PricewaterhouseCoopers LLP

Fort Worth, Texas
March 15, 2002